                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):    July 8, 1997 (July 3, 1997)


                           SIMON DeBARTOLO GROUP, INC.
             (Exact name of registrant as specified in its charter)


    MARYLAND                        1-12618                        35-1901999
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                    115 WEST WASHINGTON STREET
                    INDIANAPOLIS, INDIANA               46204
                    (Address of principal             (Zip Code)
                     executive offices)


Registrant's telephone number, including area code:      (317) 636-1600


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS


      Simon DeBartolo Group, Inc., a Maryland corporation (the "Company"), is filing this Current Report on Form 8-K in connection with the issuance of 3,000,000 shares of its 7.89% Series C Cumulative Step-Up Premium Rate Preferred Stock, par value $0.0001 per share (the "Series C Preferred Stock"). The Series C Preferred Stock was registered as part of the Company's Registration Statement on Form S-3 (File No. 333-11431), which was declared effective by the Securities and Exchange Commission on September 20, 1996. On July 3, 1997, the Company entered into a Terms Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") covering the sale by the Company of the Series C Preferred Stock.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits:

The exhibits listed below relate to the Registration Statement (No. 333-11431) on Form S-3 of the Company and are filed herewith for incorporation by reference in such Registration Statement.

               Exhibit Number
         (Referenced to Item 601
             of Regulation S-K)                 Description of Exhibit
             ------------------                 ----------------------
               1.1                          Terms Agreement, dated July 3, 1997

               4.1                          Articles Supplementary to the Amended and
                                            Restated Articles of Incorporation of the
                                            Company with respect to the Series C Preferred
                                            Stock

               4.2                          Form of Stock Certificate for the Series C
                                            Preferred Stock

               5                            Opinion of Piper & Marbury L.L.P., Maryland
                                            counsel to the Company, as to the legality of the
                                            Series C Preferred Stock

               8                            Opinion of Baker & Daniels, counsel to the
                                            Company, as to certain federal tax matters

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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 8, 1997


                               SIMON DeBARTOLO GROUP, INC.


                               By:   /s/ Richard S. Sokolov
                                   --------------------------------------
                                   Richard S. Sokolov, President
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                                  EXHIBIT INDEX

     Exhibit No.                     Description
     -----------                     -----------
       1.1               Terms Agreement, dated July 3, 1997

       4.1               Articles Supplementary to the Amended and Restated Articles of
                         Incorporation of the Company with respect to the Series C
                         Preferred Stock

       4.2               Form of Stock Certificate for the Series C Preferred Stock

       5                 Opinion of Piper & Marbury L.L.P., Maryland counsel to the
                         Company, as to the legality of the Series C Preferred Stock

       8 Opinion of Baker & Daniels, counsel to the Company, as to certain federal tax matters